                                                                    EXHIBIT 99.3


               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


The following Unaudited Pro Forma Combined Financial Statements give effect to the acquisitions of Northgate Park ("Northgate") and 50.8% of the limited partnership units of American Retirement Villas Properties II ("ARVP II"). The Unaudited Pro Forma Combined Financial Statements are based on the assumptions and adjustments described in the accompanying notes and should be read in conjunction therewith and in conjunction with the historical financial statements of ARV Assisted Living, Inc. and subsidiaries ("ARVAL" or the "Company") and the notes thereto included in the Company's report on Form 10-Q as of and for the three month period ended June 30, 1996 and the Company's consolidated financial statements as of and for the year ended March 31, 1996. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or the results of operations of ARVAL had the transaction assumed therein occurred on the dates indicated, not are they necessarily indicative of the results of operations which may be achieved in the future.

                      ARV ASSISTED LIVING AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 1996

                                                 HISTORICAL              OTHER              PRO FORMA             PRO FORMA
                                                    ARVAL            ACQUISITIONS   (1)    ADJUSTMENTS    (6)       ARVAL
                                              -----------------    -----------------    -----------------      ---------------
ASSETS
Cash                                               $42,109,000              $90,000            ($341,000) (a)     $41,858,000
Fees receivable from affiliates                        908,000                    -                    -              908,000
Accounts receivable, net                                     -            1,185,000                    -            1,185,000
Deferred project costs                               1,162,000                    -                    -            1,162,000
Investments in real estate                           8,652,000                    -                    -            8,652,000
Other assets                                         2,574,000               76,000              (22,000) (b)       2,628,000
                                               ----------------    -----------------    -----------------      ---------------
   Total current assets                             55,405,000            1,351,000             (363,000)          56,393,000

Restricted cash                                      5,366,000                    -                    -            5,366,000
Property, furniture and equipment                   65,833,000            3,080,000              861,000  (c)      69,774,000
Notes receivable from affiliates                       277,000                    -                    -              277,000
Deferred tax asset                                   2,044,000               (5,000)                   -            2,039,000
Other non-current assets                             6,641,000               45,000           (1,881,000) (c)       5,180,000
                                                                                                 375,000  (d)
                                               ----------------    -----------------    -----------------      ---------------
   Total non-current assets                         80,161,000            3,120,000             (645,000)          82,636,000
                                               ----------------    -----------------    -----------------      ---------------
   Total assets                                   $135,566,000           $4,471,000          ($1,008,000)        $139,029,000
                                               ================    =================    =================      ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities            $5,369,000              638,000                    -            6,007,000
Deferred revenue, current portion                       46,000                7,000                    -               53,000
Income tax payable                                                           81,000                    -               81,000
Amount due to Medicare                                                      548,000                    -              548,000
Notes payable, current portion                       3,458,000                    -                    -            3,458,000
Notes payable and other amounts due
  to affiliates                                        121,000               10,000              (22,000) (b)         109,000
                                               ----------------    -----------------    -----------------      ---------------
   Total current liabilities                         8,994,000            1,284,000              (22,000)          10,256,000

Deferred revenue                                     1,397,000                    -                    -            1,397,000
Notes payable, less current portion                 71,744,000              360,000                    -           72,104,000
                                               ----------------    -----------------    -----------------      ---------------
   Total non-current liabilities                    73,141,000              360,000                    -           73,501,000

   Total liabilities                                82,135,000            1,644,000              (22,000)          83,757,000

Minority interest                                    1,131,000                    -            1,256,000  (c)       2,387,000

Shareholders' equity:
   Common stock                                     60,035,000                1,000              584,000  (e)      60,620,000
   Accumulated equity (deficit)                     (7,735,000)           2,826,000           (2,617,000) (c)      (7,735,000)
                                                                                                (209,000) (e)
                                               ----------------    -----------------    -----------------      ---------------
   Total shareholders' equity                       52,300,000            2,827,000           (2,242,000)          52,885,000
                                               ----------------    -----------------    -----------------      ---------------
   Total liabilities and
     shareholders' equity                         $135,566,000           $4,471,000          ($1,008,000)        $139,029,000
                                               ================    =================    =================      ===============

                                                   ARVP II             Northgate            Pro Forma             Pro Forma
                                                 Acquisition   (2)    Acquisition   (3)    Adjustments    (7)     Combined
                                               ----------------    -----------------    -----------------      ---------------
ASSETS
Cash                                                  $300,000          ($7,500,000)        ($12,590,000) (a)     $22,068,000
Fees receivable from affiliates                              -                    -                    -              908,000
Accounts receivable, net                                     -                    -                    -            1,185,000
Deferred project costs                                       -                    -                    -            1,162,000
Investments in real estate                                   -                    -                    -            8,652,000
Other assets                                         1,194,000                    -              (46,000) (b)       3,776,000
                                               ----------------    -----------------    -----------------      ---------------
   Total current assets                              1,494,000           (7,500,000)         (12,636,000)          37,751,000

Restricted cash                                              -                    -                    -            5,366,000
Property, furniture and equipment                   19,154,000            7,500,000            6,473,000  (c)     102,901,000
Notes receivable from affiliates                             -                    -                    -              277,000
Deferred tax asset                                           -                    -                    -            2,039,000
Other non-current assets                                     -                    -             (150,000) (c)       5,030,000

                                               ----------------    -----------------    -----------------      ---------------
   Total non-current assets                         19,154,000            7,500,000            6,323,000          115,613,000
                                               ----------------    -----------------    -----------------      ---------------
   Total assets                                    $20,648,000                    -          ($6,313,000)        $153,364,000
                                               ================    =================    =================      ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities               946,000                    -                    -            6,953,000
Deferred revenue, current portion                       26,000                    -                    -               79,000
Income tax payable                                           -                    -                    -               81,000
Amount due to Medicare                                       -                    -                    -              548,000
Notes payable, current portion                               -                    -                    -            3,458,000
Notes payable and other amounts due
to affiliates                                           46,000                    -              (46,000) (b)         109,000
                                               ----------------    -----------------    -----------------      ---------------
   Total current liabilities                         1,018,000                    -              (46,000)          11,228,000

Deferred revenue                                             -                                         -            1,397,000
Notes payable, less current portion                  6,892,000                    -                    -           78,996,000
                                               ----------------    -----------------    -----------------      ---------------
   Total non-current liabilities                     6,892,000                    -                    -           80,393,000

   Total liabilities                                 7,910,000                    -              (46,000)          91,621,000

Minority interest                                            -                    -            6,471,000  (c)       8,858,000

Shareholders' equity:
   Common stock                                              -                    -                    -           60,620,000
   Accumulated equity (deficit)                     12,738,000                    -          (12,738,000) (c)      (7,735,000)

                                               ----------------    -----------------    -----------------      ---------------
   Total shareholders' equity                       12,738,000                    -          (12,738,000)          52,885,000
                                               ----------------    -----------------    -----------------      ---------------
   Total liabilities and
     shareholders' equity                          $20,648,000                    -          ($6,313,000)        $153,364,000
                                               ================    =================    =================      ===============

   See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED JUNE 30, 1996



                                                         HISTORICAL           OTHER           PRO FORMA          PRO FORMA
                                                            ARVAL         ACQUISITIONS (1)   ADJUSTMENTS  (6)      ARVAL
                                                       ---------------    -------------    ---------------    ---------------
Revenue:
     Assisted living facility revenues                    $13,446,000         $938,000                  -         $14,384,000
     Therapy services revenue                                       -        1,247,000            170,000 (f)       1,417,000
     Management fees                                          612,000                -            (16,000)(g)         596,000
     Development fees                                         333,000                -                  -             333,000
     Interest Income                                          817,000                -            (69,000)(g)         748,000

     Other income                                             137,000            5,000                  -             142,000
                                                       ---------------    -------------    ---------------    ---------------
Total revenue                                              15,345,000        2,190,000             85,000          17,620,000

Expenses
     Assisted living facility operating expenses            8,462,000          657,000                  -           9,119,000
     Assisted living facility lease expenses                2,747,000                -                  -           2,747,000
     Therapy services operating expenses                            -        1,062,000                  -           1,062,000
     General and administrative                             1,606,000          344,000                  -           1,950,000
     Depreciation and amortization                            667,000           83,000              4,000 (h)         754,000

     Discontinued project costs and accounts
         receivable written-off                                61,000                -                  -              61,000
     Interest                                               1,401,000           35,000                  -           1,436,000
                                                       ---------------    -------------    ---------------    ---------------
Total expenses                                             14,944,000        2,181,000              4,000          17,129,000
                                                       ---------------    -------------    ---------------    ---------------
Income before minority interest and
    income tax expense                                        401,000            9,000             81,000             491,000

Minority interest                                                   -                -                  -                   -
                                                       ---------------    -------------    ---------------    ---------------
Income before income tax expense                              401,000            9,000             81,000             491,000

Income tax expense                                            150,000            3,000             21,000 (i)         174,000
                                                       ---------------    -------------    ---------------    ---------------

Net income (loss)                                            $251,000           $6,000            $60,000            $317,000
                                                       ===============    =============    ===============    ===============

Net income (loss) available for common shares                $251,000                                                $317,000
                                                       ===============                                        ===============

Net income (loss) per common share                              $0.03                                                   $0.04
                                                       ===============                                        ===============

Weighted average common shares outstanding                  8,805,000                              42,573 (j)       8,847,573
                                                       ===============                     ===============    ===============

                                                           ARVP II          NORTHGATE         PRO FORMA          PRO FORMA
                                                         ACQUISITION  (2)  ACQUISITION (3)   ADJUSTMENTS  (7)     COMBINED
                                                       ---------------    -------------    ---------------    ---------------
Revenue:
     Assisted living facility revenues                     $4,391,000         $481,000          ($234,000)        $19,022,000
     Therapy services revenue                                       -                -                  -           1,417,000
     Management fees                                                -                -           (164,000)(d)         432,000
     Development fees                                               -                -                  -             333,000
     Interest Income                                                -                -           (157,000)(e)         497,000
                                                                                                  (94,000)(e)
     Other income                                              15,000                -                  -             157,000
                                                       ---------------    -------------    ---------------    ---------------
Total revenue                                               4,406,000          481,000           (649,000)         21,858,000

Expenses
     Assisted living facility operating expenses            3,373,000          318,000                  -          12,810,000
     Assisted living facility lease expenses                        -                -                  -           2,747,000
     Therapy services operating expenses                            -                -                  -           1,062,000
     General and administrative                                     -                -                  -           1,950,000
     Depreciation and amortization                            412,000           52,000            123,000 (f)       1,296,000
                                                                                                  (45,000)(g)
     Discontinued project costs and accounts
         receivable written-off                                     -                -                  -              61,000
     Interest                                                 145,000                -                  -           1,581,000
                                                       ---------------    -------------    ---------------    ---------------
Total expenses                                              3,930,000          370,000             78,000          21,507,000
                                                       ---------------    -------------    ---------------    ---------------
Income before minority interest and
    income tax expense                                        476,000          111,000           (727,000)            351,000

Minority interest                                            (232,000)               -                  -            (232,000)
                                                       ---------------    -------------    ---------------    ---------------
Income before income tax expense                              244,000          111,000           (727,000)            119,000

Income tax expense                                            181,000           42,000           (276,000)(h)         121,000
                                                       ---------------    -------------    ---------------    ---------------

Net income (loss)                                             $63,000          $69,000          ($451,000)            ($2,000)
                                                       ===============    =============    ===============    ===============

Net income (loss) available for common shares                                                                         ($2,000)
                                                                                                              ===============

Net income (loss) per common share                                                                                     ($0.00)
                                                                                                              ===============
Weighted average common shares outstanding
                                                                                                                    8,847,573
                                                                                                              ===============

See accompanying notes to unaudited pro forma combined financial statements.

                      ARV ASSISTED LIVING AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1996



                                                        HISTORICAL             OTHER              PRO FORMA           PRO FORMA
                                                          ARVAL             ACQUISITIONS   (1)   ADJUSTMENTS   (6)      ARVAL
                                                     ----------------    ------------------    ----------------    ----------------
REVENUES:
     Assisted living facility revenues                   $25,479,000            $3,615,000                   -         $29,094,000
     Therapy services revenue                                      -             4,766,000             680,000 (f)       5,446,000
     Management fees                                       2,822,000                     -             (67,000)(g)       2,755,000
     Development fees                                      1,500,000                     -                   -           1,500,000
     Interest income                                       1,070,000                     -            (327,000)(g)         743,000

     Other income                                          2,192,000                58,000                   -           2,250,000
                                                     ----------------    ------------------    ----------------    ----------------
Total revenue                                             33,063,000             8,439,000             286,000          41,788,000

EXPENSES
     Assisted living facility operating expenses          16,395,000             5,651,000                   -          22,046,000
     Assisted living facility lease expenses               6,644,000                     -                   -           6,644,000
     Therapy services operating expenses                           -             1,537,000                   -           1,537,000
     General and administrative                            7,644,000                     -                   -           7,644,000
     Depreciation and amortization                         1,031,000               328,000              16,000 (h)       1,375,000

     Discontinued project costs and accounts
         receivable written-off                              395,000                     -                   -             395,000
     Interest                                              1,544,000                86,000                   -           1,630,000
                                                     ----------------    ------------------    ----------------    ----------------
Total expenses                                            33,653,000             7,602,000              16,000          41,271,000

Income (loss) before minority interest and           ----------------    ------------------    ----------------    ----------------
    income tax expense                                      (590,000)              837,000             270,000             517,000

Minority interest                                                  -                     -                   -                   -
                                                     ----------------    ------------------    ----------------    ----------------

Income (loss) before income tax expense                     (590,000)              837,000             270,000             517,000

Income tax expense                                           375,000               308,000              92,000 (i)         775,000
                                                     ----------------    ------------------    ----------------    ----------------

Net income (loss)                                           (965,000)              529,000             178,000            (258,000)
                                                     ================    ==================    ================    ================

Preferred dividends declared                                $351,000                                                      $351,000
                                                     ----------------                                              ----------------

Net loss available for common shares                     ($1,316,000)                                                    ($609,000)
                                                     ================                                              ================

Net loss per common share                                     ($0.21)                                                       ($0.10)
                                                     ================                                              ================

Weighted average common shares outstanding                 6,246,000                                    42,573 (j)       6,288,573
                                                     ================                          ================    ================

                                                         ARVP II             Northgate            Pro Forma           Pro Forma
                                                       Acquisition   (2)    Acquisition    (3)   Adjustments   (7)     Combined
                                                     ----------------    ------------------    ----------------    ----------------
REVENUES:
     Assisted living facility revenues                   $14,595,000            $1,792,000                   -         $45,481,000
     Therapy services revenue                                      -                     -                   -           5,446,000
     Management fees                                               -                     -            (599,000)(d)       2,156,000
     Development fees                                              -                     -                   -           1,500,000
     Interest income                                               -                     -            (630,000)(e)        (262,000)
                                                                                                      (375,000)(e)
     Other income                                            174,000                     -                   -           2,424,000
                                                     ----------------    ------------------    ----------------    ----------------
Total revenue                                             14,769,000             1,792,000          (1,604,000)         56,745,000

EXPENSES
     Assisted living facility operating expenses          10,474,000             1,268,000                   -          33,788,000
     Assisted living facility lease expenses                       -                     -                   -           6,644,000
     Therapy services operating expenses                           -                     -                   -           1,537,000
     General and administrative                                    -                     -                   -           7,644,000
     Depreciation and amortization                         2,076,000               209,000             496,000 (f)       3,973,000
                                                                                                      (183,000)(g)
     Discontinued project costs and accounts
         receivable written-off                                    -                     -                   -             395,000
     Interest                                                572,000                     -                   -           2,202,000
                                                     ----------------    ------------------    ----------------    ----------------
Total expenses                                            13,122,000             1,477,000             313,000          56,183,000

Income (loss) before minority interest and           ----------------    ------------------    ----------------    ----------------
    income tax expense                                     1,647,000               315,000          (1,917,000)            562,000

Minority interest                                           (802,000)                    -                   -            (802,000)
                                                     ----------------    ------------------    ----------------    ----------------

Income (loss) before income tax expense                      845,000               315,000          (1,917,000)           (240,000)

Income tax expense                                           287,000               107,000            (652,000)(h)         517,000
                                                     ----------------    ------------------    ----------------    ----------------

Net income (loss)                                          1,360,000               422,000          (2,569,000)            277,000
                                                     ================    ==================    ================    ================

Preferred dividends declared                                                                                              $351,000
                                                                                                                   ----------------

Net loss available for common shares                                                                                      ($74,000)
                                                                                                                   ================

Net loss per common share                                                                                                   ($0.01)
                                                                                                                   ================

Weighted average common shares outstanding                                                                               6,288,573
                                                                                                                   ================

See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) Since March 31, 1996, the Company has acquired Nature Trail Retirement Community ("Amber Wood"), a 187 unit retirement and assisted living facility, the majority interest in Villa San Gabriel Limited Partnership, which operates San Gabriel Retirement Villa ("Villa Colima"), and SynCare, Inc. and subsidiaries, a diversified health services provider. The depreciation charge included in the accompanying unaudited pro forma combined statements of operations represents the increased depreciation and amortization expense associated with the aforementioned acquisitions.

(2) On May 16, 1996, the Company tendered for the limited partnership units in ARVP II, at a net cash price per unit of $720. As of June 30, 1996, the Company had paid approximately $71,000 of the acquisition-related costs. In July 1996, the Company paid $11.1 million for the 15,518 units tendered with cash on hand to acquire these limited partnership units inclusive of other acquisition-related costs. Therefore, when added to previously acquired units, the Company owned approximately 15,628 units or approximately 44.6% of the limited partnership units.

         On July 26, 1996, the Company filed a second tender offer to purchase up to 3,715 limited partnership units of ARVP II at a net cash price per unit of $720, less second quarter distributions. The offer closed on August 23, 1996 and approximately 2,148 unitholders tendered their units representing approximately 6.2% of all units for a total costs to the Company of approximately $1.5 million. When added to the previously acquired units, the Company now owns 17,776 units or approximately 50.8% of the limited partnership units of ARVP II.

(3) On August 29, 1996, the Company acquired Northgate Park ("Northgate), a 126 unit independent living facility located in the city of Cincinnati, Hamilton County, Ohio. The purchase price of $7.5 million was paid for with cash on hand. The depreciation charge included in the accompanying unaudited pro forma combined statements of operations represents the new depreciation expense associated with the aforementioned acquisition.

(4) The Unaudited Pro Forma Combined Balance Sheet at June 30, 1996 presents the historical balance sheet of the Company as of June 30, 1996, the pro forma balance sheet of the Company as if the acquisitions described in note (1) above had been completed as of June 30, 1996, and the pro forma balance sheet of the Company after giving effect to the acquisitions described in notes (2) and (3) above as if the events had also occurred on June 30, 1996.

(5) The Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1996 and the three months ended June 30, 1996 present the historical operations of the Company, the pro forma operations of the Company as if the acquisitions described in note (1) above had occurred at the beginning of each period, and the pro forma combined operations of the Company as if the acquisitions described in notes
         (2) and (3) had occurred at the beginning of each period.

(6) Pro forma adjustments related to acquisitions described in note (1) above are as follows:

         a) To reflect the use of cash for the purchase of the limited partnership interests described in note (1) above

         b)      To eliminate amounts owed to/from entities acquired

         c) To record the assets and liabilities acquired in connection with the purchase of the majority partnership interest at fair value, minority interest and the elimination of the investment and partners' equity in the limited partnerships referenced in note (1) above

         d) To record the goodwill in connection with the purchase of SynCare, Inc. and subsidiaries

         e) To record the stock issued in connection with the purchase and the elimination of accumulated shareholders' equity in consolidation of the entities

         f) To reflect the additional revenue related to additional cost reimbursement for entities acquired

         g) To eliminate management fees and interest income from entities acquired

         h) To reflect the new depreciation and amortization expense associated with the acquisitions

         i)      To reflect the pro forma change in income tax expense
                 (benefit)

         j) To reflect additional shares issued in conjunction with the acquisition, net of the shares subject to a three year earn-out agreement.

(7)      Pro forma adjustments for the acquisition described in notes (2) and
         (3) above are as follows:

         a) To reflect the use of cash subsequent to June 30, 1996 for the purchase of the additional partnership interests in ARVP II to increase the Company's limited partnership ownership interest to 50.8%

         b)      To eliminate amounts owed to/from entities acquired

         c) To record the assets and liabilities acquired in connection with the purchase of the majority partnership interest at fair value, minority interest and the elimination of the investment and partners' equity in ARVP II

         d) To reflect the decrease in property management and partnership administration fees received by the Company

         e) To reflect the decrease in interest income due to cash used to fund the acquisitions mentioned in notes (2) and (3) above

         f) To reflect the new depreciation expense associated with the acquisitions mentioned in notes (2) and (3) above

         g) To reflect the change in the estimated useful lives of ARVP II's buildings in conjunction with the acquisition mentioned in note (2) above

         h)      To reflect the pro forma change in income tax expense
                 (benefit)





                                       1